UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                           April 26, 2006
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On April 26, 2006, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports First Quarter 2006 Diluted Net Earnings Per Share of $0.36 Including Impairment Charge and Stock-Based Compensation." The release is attached as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

     The release also contains the Company's business outlook for the remainder of fiscal year 2006.

Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits. The following exhibits are filed herewith:

     99.1 Applebee's  International  Reports  First  Quarter  2006  Diluted  Net
          Earnings  Per  Share  of  $0.36   Including   Impairment   Charge  and
          Stock-Based Compensation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 26, 2006

                                   APPLEBEE'S INTERNATIONAL, INC.


                               By:   /s/ Steven K. Lumpkin
                                   -------------------------------
                                   Steven K. Lumpkin
                                   Executive Vice President and
                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                                   Description
--------     -------------------------------------------------------------------
99.1         Applebee's  International  Reports First Quarter 2006 Diluted  Net
             Earnings  Per  Share  of $0.36  Including  Impairment  Charge  and
             Stock-Based Compensation